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                                                          Exhibit 24
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                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in his or her position as a Director and, where applicable, also as an officer of Scott Paper Company, does hereby nominate, constitute and appoint J. P. Murtagh,
S. D. Ford and F. W. Bubb, III, or any one of them, as his or her agents or agent and attorneys or attorney in fact, in his or her name to execute on behalf of Scott Paper Company a Registration Statement, or Statements, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration for resale under said Act of the Common Shares of the Company purchased from the Company by Albert J. Dunlap pursuant to the Employment Agreement dated April 19, 1994 between Scott Paper Company and Albert J. Dunlap, the authority herein given to include execution of amendments to any part of any such Registration Statement, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 19th day of July 1994.


/s/ William A. Andres                       /s/ J. Richard Leaman, Jr.
- -----------------------------------         -----------------------------------
William A. Andres                           J. Richard Leaman, Jr.

/s/ Jack J. Crocker                         /s/ Richard K. Lochridge
- -----------------------------------         -----------------------------------
Jack J. Crocker                             Richard K. Lochridge

/s/ Albert J. Dunlap                        /s/ Bruce K. MacLaury
- -----------------------------------         -----------------------------------
Albert J. Dunlap                            Bruce K. MacLaury

/s/ John F. Fort, III                       /s/ Claudine B. Malone
- -----------------------------------         -----------------------------------
John F. Fort, III                           Claudine B. Malone

/s/ Peter Harf                              /s/ Gary L. Roubos
- -----------------------------------         -----------------------------------
Peter Harf                                  Gary L. Roubos


                              /s/ Paula Stern
                      -----------------------------------
                                  Paula Stern